UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 15, 2007

USANA HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 0-21116

Utah	87-0500306
(State or other jurisdiction of	(IRS Employer Identification
incorporation)	Number)

3838 West Parkway Boulevard Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code: (801) 954-7100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 15th, 2007, USANA Health Sciences, Inc. issued a press release announcing that it has filed a lawsuit against the Fraud Discovery Institute and Barry Minkow in U.S. District Court in Salt Lake City, Utah for defamation.  The release also included a statement from the company regarding public claims made by Mr. Minkow.  A copy of the press release is furnished herewith as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.  The company will also post this document on its corporate website, www.usanahealthsciences.com, under the “investors” link.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99	Press release issued by USANA Health Sciences, Inc. dated March 15, 2007 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

	By:	/s/ Gilbert A. Fuller
Gilbert A. Fuller, Chief Financial Officer

Date: March 20, 2007